POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED OCTOBER 2, 2017 TO THE SUMMARY PROSPECTUS DATED

FEBRUARY 24, 2017, AS REVISED AUGUST 18, 2017 OF:

PowerShares Contrarian Opportunities Portfolio

At a meeting held on September 28, 2017, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II approved the termination and winding down of the PowerShares Contrarian Opportunities Portfolio (Ticker: CNTR) (the “Fund”), with the liquidation payment to shareholders expected to take place on or about December 29, 2017.

After the close of business on December 15, 2017, the Fund no longer will accept creation orders. The last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be December 22, 2017. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on December 22, 2017, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on NYSE Arca after market close on December 22, 2017, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on December 22, 2017 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about December 29, 2017.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

Please Retain This Supplement For Future Reference.

P-CNTR-SUMPRO-1-SUP-1 100217